                                                                                 Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration Statement on Form S-8 (No. 33-52069 and 333-40536) of Old Republic International Corporation  of our  report  dated  June  23,  2006  relating  to the  financial statements of Great West Casualty  Company Profit Sharing Plan as of and for the year ended December 31, 2005, which appears in this Form 11-K.

                                                                                    /s/ PricewaterhouseCoopers LLC

Chicago, Illinois
June 28, 2007